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                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of Equity
Focus Trusts--Sector Series, 1998-B:

  We consent to the use of our report dated November 17, 1998, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                               /s/ KPMG Peat Marwick LLP
                                          -------------------------------------

                                                  KPMG Peat Marwick LLP

New York, New York
November 17, 1998